As filed with the Securities and Exchange Commission on August 5, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) July 31, 1998


                             MARKETSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


            1-14161                            11-3431358
(Commission File Number)                     (IRS Employer Identification No.)


175 East Old Country Road, Hicksville, New York                      11801
(Address of Principal Executive Offices)                          (Zip Code)


                                 (516) 755-6650
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                     Page 1
                             Exhibit Index on Page 5

Item 5.     Other Events
            ------------

     On July 31, 1998, MarketSpan Corporation (the "Company") announced that Dr. William J. Catacosinos had resigned as Chairman and Chief Executive Officer and as a director, and that the Company's Board of Directors had elected Robert B. Catell, the Company's President, to succeed Dr. Catacosinos as Chairman and Chief Executive Officer. Attached hereto as Exhibit 99.1 is the Company's press release with respect to the foregoing, which is incorporated herein by reference.

     On August 3, 1998, the Company announced that its Board of Directors had authorized the purchase of up to 10% of the Company's outstanding common stock, or approximately 15 million shares, through open market purchases. Purchases are expected to commence following the public release of the Company's historical and pro forma consolidated condensed financial information for the periods ended June 30, 1998 and its related required filings with the Securities and Exchange Commission. Attached hereto as Exhibit 99.2 is the Company's press release with respect to the foregoing, which is incorporated herein by reference.

     On August 3, 1998, following announcement of the Company's open market purchase program, Mr. Catell and Craig G. Matthews, the Company's Chief Financial Officer, held a conference call with security analysts regarding the Company's future and strategy. Attached hereto as Exhibit 99.3 is a copy of Mr. Catell's prepared remarks for the foregoing conference call, which is incorporated herein by reference.

     On August 4, 1998,  the  Company  announced  that its  subsidiary,  KeySpan
Energy Development Corporation, had joined Duke Energy Corporation and the Williams Companies in developing the Cross Bay(sm) pipeline, which will transport gas from existing interstate pipelines in New Jersey to New York City and Long Island. These existing pipelines, operated by Texas Eastern Transmission Corporation and Transcontinental Gas Pipe Lines Corporation, are owned by Duke Energy and Williams, respectively. In the first stage of development, expected to cost approximately $45 million with KeySpan Energy's share at $11.3 million, the Cross Bay(sm) group will build new compression facilities and expand current pipelines to transport an additional 125 million cubic feet of gas per day to New York City and Long Island. To meet future regional demand, Cross Bay(sm) may be expanded to carry up to 700 million cubic feet per day. The new system is scheduled to begin operation in the fourth quarter of 2000, and the Cross Bay(sm) group expects to file its plans with the Federal Energy Regulatory Commission in the fourth quarter of 1998. Attached hereto as Exhibit 99.4 is the Company's press release with respect to the foregoing, which is incorporated herein by reference.

     The Exhibits incorporated by reference in this Item 5 include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are: electric load and customer growth; abnormal weather conditions; available sources and cost of fuel and generating capacity; the speed and degree to which competition enters the power generation, wholesale and retail sectors of the electric utility industry; state and federal regulatory initiatives that increase competition, threaten cost and investment recovery, and impact rate structures; the ability of the Company to successfully reduce its cost structure; the degree to which the Company develops non-regulated business ventures; the economic climate and growth in the Company's service territories; economies generated by the combination of the Company's predecessors; inflationary trends and interest rates; and other risks detailed from time to time in reports and other documents filed by the Company and its predecessors with the Securities and Exchange Commission.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

     (a)-(b) Not applicable.

     (c) See "Index to Exhibits" on page 5.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MARKETSPAN CORPORATION



Dated:  August 5, 1998                By: /s/ Joseph E. Fontana
                                          ---------------------
                                          Name:  Joseph E. Fontana
                                          Title: Vice President, Controller
                                                 and Chief Accounting Officer

                                INDEX TO EXHIBITS



   Exhibit No.                         Exhibit
   -----------                         -------

      99.1               Press Release, dated July 31, 1998.
      99.2               Press Release, dated August 3, 1998.
      99.3               Prepared remarks for August 3, 1998 conference call.
      99.4               Press Release, dated August 4, 1998.










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